Exhibit 24.1
                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned Officers and Directors of GSE Systems, Inc., a Delaware corporation, hereby constitute and appoint John Moran and Jeffery G. Hough, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or both of them, to sign for the undersigned and in their respective names as Officers and Directors of the Corporation, the Annual Report of Form 10-K of the Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, and any amendment or amendments to such Annual Report, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized. This Power of Attorney, which is dated as of March 17, 2006, may be executed in any number of counterparts, and such signatures may be by means of facsimile or other means of transmission.

        Name                                            Title

/s/ Jerome I. Feldman
------------------------------              Chairman of the Board
Jerome I. Feldman


/s/ John V. Moran
------------------------------              Chief Executive Officer and Director
John V.  Moran                              (Principal Executive Officer)


/s/ Michael D. Feldman
------------------------------              Executive Vice President and
Michael D. Feldman                          Director


/s/ Jeffery G. Hough
------------------------------              Senior Vice President and Chief
Jeffery G. Hough                            Financial Officer (Principal
                                            Financial and Accounting Officer)

/s/ Sheldon L. Glashow, Ph.D.
------------------------------              Director
Sheldon L. Glashow, Ph.D.


/s/ Scott N. Greenberg
------------------------------              Director
Scott N. Greenberg


/s/ Roger L. Hagengruber, Ph.D.
------------------------------              Director
Roger L. Hagengruber, Ph.D.


/s/ Andrea Kantor
------------------------------              Director
Andrea Kantor


/s/ Joseph W. Lewis
------------------------------              Director
Joseph W. Lewis


/s/ George J. Pedersen
------------------------------              Director
George J. Pedersen


/s/ Douglas Sharp
------------------------------              Director
Douglas Sharp